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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 16, 2000



                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)




           Maryland                     000-21193                95-4582157
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                    Identification No.)



                            6177 Lake Ellenor Drive
                            Orlando, Florida 32809
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)


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Item 5.  Other Events.


               See July Monthly Operating Reports for all Sunterra debtors consolidated and the 16 operating entities filed with the United States Bankruptcy Court for the District of Maryland (Baltimore) on October 16, 2000 attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


      (c)   Exhibits

                  Exhibit No.               Description
                  -----------               -----------
                      99       July monthly operating reports filed
                                October 16, 2000


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SUNTERRA CORPORATION
                                              (Registrant)



Date: October 31, 2000                        By /s/ Lawrence E. Young
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                                                   Lawrence E. Young
                                                   Chief Financial Officer
                                                   and Vice President